EATON VANCE ATLANTA CAPITAL SELECT EQUITY FUND

Supplement to Summary Prospectus dated February 1, 2024

Effective December 31, 2024, William O. Bell, IV, CFA, will retire as a Portfolio Manager of the Fund.

May 16, 2024	43684 5.16.24